中华人民共和国
增值电信业务经营许可证

经营许可证编号: 沪 B2-20080091

根据《中华人民共和国电信条例》及国家有关规定，经审查，准许你公司按照本经营许可证（正文和附件）载明的内容经营增值电信业务，特颁发增值电信业务经营许可证。

公 司 名 称: 上海红声网络通信有限公司

法 定 代 表 人: 茆俊宝

注 册 资 本: 人民币 100 万元

注 册 住 所: 上海市静安区延平路 121 号 15 楼 F 室

业 务 种 类: 第二类增值电信业务中的呼叫中心业务；

业务覆盖范围:（服务项目）上海市

签 发 人:

发证机关(盖章):

发 证 日 期: 2009年 11 月 17日

有 效 期 至: 2013年 11 月 5 日